UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2021 (December 17, 2021)

Ahren Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41162	98-1594455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Boundary Hall, Cricket Square

Grand Cayman, KY1-1102

Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 480-0033

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	AHRNU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	AHRN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	AHRNW	The Nasdaq Stock Market LLC

Item 8.01.	Other Events.

On December 17, 2021, Ahren Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 29,999,800 units (the “Units”), including the issuance of 2,499,800 Units as a result of the underwriter’s exercise in part of its option to purchase additional Units. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $299,998,000.

On December 17, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale of 15,249,920 warrants (the “Private Placement Warrants”) to AACS LP at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $15,249,920.

A total of $305,997,960, comprised of $293,998,040 of the proceeds from the IPO (which amount includes $10,499,930 of the underwriter’s deferred discount) and $11,999,920 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of December 17, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet as of December 17, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AHREN ACQUISITION CORP.

	By:	/s/ Elliot Richmond
		Name:	Elliot Richmond
		Title:	Chief Financial Officer

Dated: December 23, 2021

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